SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 14, 2007
OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-00368	41-0462685
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN	56538-0496
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (866) 410-8780
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
Signature
EXHIBIT INDEX
Amendment to Note Purchase Agreement
Amendment to Note Purchase Agreement

Item 1.01 Entry into a Material Definitive Agreement
Issuance of Cascade Note
     As previously reported in the Form 8-K filed by Otter Tail Corporation (the “Company”) on February 28, 2007, the Company entered into a Note Purchase Agreement (the “Cascade Note Purchase Agreement”) on February 23, 2007 with Cascade Investment L.L.C. (“Cascade”), relating to the issuance and sale by the Company to Cascade, in a private placement transaction, of the Company’s $50,000,000 5.778% Senior Note due November 30, 2017 (the “Cascade Note”). The closing of the issuance of the Cascade Note (the “Cascade Closing”) was consummated on December 14, 2007.
     The Cascade Note Purchase Agreement provides that the Company may, at its option and upon notice as described in the Cascade Note Purchase Agreement, prepay all or any part of the Cascade Note (in an amount not less than 10% of the aggregate principal amount of the Cascade Note then outstanding in the case of a partial prepayment) at 100% of the principal amount prepaid, together with accrued interest and a make-whole amount. The Cascade Note Purchase Agreement also states that in the event of a transfer of utility assets put event, Cascade has the right to require the Company to repurchase the Cascade Note in full, together with accrued interest and a make-whole amount, on the terms and conditions specified in the Cascade Note Purchase Agreement.
     The Cascade Note Purchase Agreement contains a number of restrictions on the businesses of the Company and its subsidiaries, including restrictions on the ability of the Company and certain of its subsidiaries to merge, sell assets, create or incur liens on assets, guarantee the obligations of any other party, and engage in transactions with related parties. The Cascade Note Purchase Agreements also contains covenants by the Company not to permit its debt-to-total capitalization ratio to exceed 60%, not to permit its interest charges coverage ratio to be less than 1.5 to 1, determined as of the end of a fiscal quarter for the preceding twelve-month period, and not to allow its priority debt to exceed 20% of total capitalization. The Company’s obligations under the Cascade Note Purchase Agreement are guaranteed by certain of the Company’s subsidiaries.
     The summary in this Item 1.01 of the material terms of the Cascade Note Purchase Agreement is qualified in its entirety by reference to the full text of the Cascade Note Purchase Agreement, a copy of which was filed as Exhibit 4.1 to the Company’s Form 8-K filed on February 28, 2007.
     Cascade owned approximately 8.6% of the Company’s outstanding common shares as of September 30, 2007.
Amendment of 2001 Note Purchase Agreement
     On December 14, 2007, the Company entered into an amendment dated as of December 1, 2007 among the Company and the noteholders party thereto (the “Third Amendment to 2001 Note Purchase Agreement”), amending that certain Note Purchase Agreement dated as of December 1, 2001 among the Company and each of the purchasers named on Schedule A attached thereto, as amended by a First Amendment to Note Purchase Agreement dated as of December 1, 2002 among the Company and the noteholders party thereto, and by a Second Amendment to Note Purchase Agreement dated as of October 1, 2004 among the Company and the noteholders party thereto (as so amended, the “2001 Note Purchase Agreement”). The 2001 Note Purchase Agreement relates to the issuance and sale by the Company, in a private placement transaction, of its $90,000,000 6.63% Senior Notes due December 1, 2011 (the “2001 Notes”). The 2001 Note Purchase Agreement, including the first and second amendments thereto, are filed as Exhibit 4-D-7 to the Company’s Form 10-K for the fiscal year ended December 31, 2001, Exhibit 4-D-4 to the Company’s Form 10-K for the fiscal year ended December 31, 2002 and Exhibit 4.2 to the Company’s Form 10-Q for the fiscal quarter ended September 30, 2004, respectively.
     The Third Amendment to 2001 Note Purchase Agreement was entered into in connection with the Cascade Closing to, among other things, (i) permit certain guaranties by certain of the Company’s subsidiaries, (ii) provide that if any of the Company’s subsidiaries guarantee the obligations of the Company under the Cascade Note, such subsidiaries will also guarantee the 2001 Notes, (iii) modify the definition of “Restricted Payment” contained in the 2001 Note Purchase Agreement to reflect the organizational structure of the Company and its subsidiaries, (iv) provide the holders of the 2001 Notes with the benefit of any more restrictive covenants or more favorable terms that may be granted to Cascade pursuant to the Cascade Note Purchase Agreement, and (v) provide that no subsidiary guarantying the 2001 Notes will be released from such guarantee unless released by the lenders under the “Bank Credit Agreement” (as defined in the 2001 Note Purchase Agreement) and by Cascade under the Cascade Note Purchase Agreement.
     The summary in this Item 1.01 of the material terms of the Third Amendment to 2001 Note Purchase Agreement is qualified in its entirety by reference to the full text of the Third Amendment to 2001 Note Purchase Agreements, a copy of which is filed as Exhibit 4.2 hereto and incorporated herein by reference.
Amendment of 2007 Note Purchase Agreement
     On December 14, 2007, the Company entered into an amendment dated as of December 14, 2007 among the Company and the noteholders party thereto (the “First Amendment to 2007 Note Purchase Agreement”), amending that certain Note Purchase Agreement dated as of August 20, 2007 among the Company and each of the purchasers party thereto (the “2007 Note Purchase Agreement”). The 2007 Note Purchase Agreement relates to the issuance and sale by the Company of $155 million aggregate principal amount of the Company’s Senior Unsecured Notes in four series, in the designations and aggregate principal amounts set forth in the 2007 Note Purchase Agreement. The 2007 Note Purchase Agreement is described in and filed as an exhibit to the Company’s Form 8-K filed on August 23, 2007.
     The First Amendment to 2007 Note Purchase Agreement was entered into to (i) provide that the “Interest and Dividend Coverage Ratio” (as defined in the 2007 Note Purchase Agreement) will be determined as of the end of the most recently ended period of four consecutive fiscal quarters of the Company rather than with respect to any fiscal quarter of the Company, and (ii)

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permit certain of the Company’s subsidiaries to guarantee the Company’s obligations under the Cascade Note.
     The summary in this Item 1.01 of the material terms of the First Amendment to 2007 Note Purchase Agreement is qualified in its entirety by reference to the full text of the First Amendment to 2007 Note Purchase Agreement, a copy of which is filed as Exhibit 4.3 hereto and incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The information contained in Item 1.01 above regarding the Company’s issuance of the Cascade Note on December 14, 2007 is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
4.1	Note Purchase Agreement dated as of February 23, 2007 between Otter Tail Corporation and Cascade Investment L.L.C. (incorporated by reference to Exhibit 4.1 to Otter Tail Corporation’s Form 8-K filed on February 28, 2007)

4.2	Third Amendment dated as of December 1, 2007 to Note Purchase Agreement dated as of December 1, 2001, among the Company and the noteholders party thereto

4.3	First Amendment dated as of December 14, 2007 to Note Purchase Agreement dated as of August 20, 2007, among the Company and each of the purchasers party thereto

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Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTTER TAIL CORPORATION
Date: December 20, 2007

	By	/s/ Kevin G. Moug

Kevin G. Moug
Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit	Description of Exhibit

4.1	Note Purchase Agreement dated as of February 23, 2007 between Otter Tail Corporation and Cascade Investment L.L.C. (incorporated by reference to Exhibit 4.1 to Otter Tail Corporation’s Form 8-K filed on February 28, 2007)

4.2	Third Amendment dated as of December 1, 2007 to Note Purchase Agreement dated as of December 1, 2001, among the Company and the noteholders party thereto

4.3	First Amendment dated as of December 14, 2007 to Note Purchase Agreement dated as of August 20, 2007, among the Company and each of the purchasers party thereto